                                                                      EXHIBIT 21

                   METRO-GOLDWYN-MAYER INC. AND SUBSIDIARIES

                               December 31, 2001

AIDART DISTRIBUTORS CORP. NY
AIDART PICTURES, INC. NY
ALBINO ALLIGATOR PRODUCTIONS, INC. CA
ALPHA LIBRARY COMPANY, INC. DE
ALTAR PRODUCTIONS, INC. CA
AMBULANCE PRODUCTIONS, INC. CA
AMERICAN INTERNATIONAL PICTURES, INC. DE
BACKLOT PRODUCTIONS INC. DE
BAND FILMS, INC. CA
BEGINNING TO ROAR INC. DE
BETA LIBRARY COMPANY, INC. DE
BEVERLY HILLS NINJA PRODUCTIONS, INC. CA
BRIGHTON PRODUCTIONS, INC. CA
CANDANTINO MUSIC, INC. DE
CANZIONE MUSIC, INC. DE
CHARLES BAND FILMS, INC. CA
COSMIC TITLE CORP. DE
DARK DANCING PRODUCTIONS INC. DE
DAYS PICTURE CORPORATION NY
DAYTON FILM PRODUCTIONS, INC. CA
DELTA LIBRARY COMPANY, INC. DE
DELTA LIBRARY HOLDINGS, INC. DE
DOMESTIC LIBRARY ACQUISITION, LLC DE
DONNA MUSIC PUBLICATIONS CA
DUBLIN FILMS INC. DE
EIGHTEEN LEASING CORPORATION DE
EMPIRE ENTERTAINMENT, INC. CA
EPIC PICTURES ENTERPRISES, INC. CA
EPSILON LIBRARY COMPANY, INC. DE
ESPARZA/KATZ PRODUCTIONS, INC. CA
F.P. PRODUCTIONS CA
FAMOUS ARTISTS AGENCY, INC. CA
FAMOUS ARTISTS PRODUCTIONS, INC. CA
FIRST WALNUT INC.  DE
FLIPPER PRODUCTIONS, INC. CA
FOREIGN LIBRARY ACQUISITION, LLC DE
G-2 ENTERTAINMENT COMPANY DE
G26 COMPANY DE
GAMMA LIBRARY COMPANY, INC. DE
GET IT ON PRODUCTIONS INC. DE
GHOULIES PRODUCTIONS, INC. CA
GRAND TALK INC. DE
HERITAGE ENTERTAINMENT, INC. DE
ISLAND WIND, INC. DE
IVAN TORS MUSIC, INC. CA
JH PRODUCTIONS INC. DE
LAMBDA LIBRARY COMPANY, INC. DE

LEXYN PRODUCTIONS, INC. CA
LION INDEPENDENT TELEVISION INC. DE
LOPERT PICTURES CORPORATION DE
MAPLE STREET ENTERTAINMENT INC. DE
MCEG STERLING COMPUTER SERVICES CA
MCEG STERLING DEVELOPMENT CA
MCEG STERLING ENTERTAINMENT CA
MCEG STERLING PRODUCTIONS CA
MEDIA RESOURCES CREDIT CORPORATION DE
METRO PICTURE CORPORATION OF AMERICA DE
METRO-GOLDWYN-MAYER ANIMATION, INC. DE
METRO-GOLDWYN-MAYER DISTRIBUTION CO. DE
METRO-GOLDWYN-MAYER HOME ENTERTAINMENT INC. DE
METRO-GOLDWYN-MAYER INC. DE
METRO-GOLDWYN-MAYER INDIA, LTD. NJ
METRO-GOLDWYN-MAYER INTERACTIVE PRODUCTIONS INC. DE
METRO-GOLDWYN-MAYER LION CORP. DE
METRO-GOLDWYN-MAYER MOTION PICTURE CO. NJ
METRO-GOLDWYN-MAYER MUSIC INC. DE
METRO-GOLDWYN-MAYER OF CHINA, INC. NJ
METRO-GOLDWYN-MAYER ONLINE INC. DE
METRO-GOLDWYN-MAYER OVERSEAS INC. DE
METRO-GOLDWYN-MAYER PICTURES INC. DE
METRO-GOLDWYN-MAYER STUDIOS INC. DE
MGM AND UA SERVICES COMPANY DE
MGM DEVELOPMENT, INC. DE
MGM DOMESTIC TELEVISION DISTRIBUTION INC. DE
MGM GLOBAL TELEVISION INC. DE
MGM HOME ENTERTAINMENT DISTRIBUTION CORP. DE
MGM INTERACTIVE INC. DE
MGM INTERNATIONAL TELEVISION DISTRIBUTION INC. DE
MGM LAPTV INC. DE
MGM ME INC. DE
MGM MIDDLE EAST CO. DE
MGM NETWORKS INC. DE
MGM NETWORKS U.S. INC. DE
MGM ON DEMAND INC. DE
MGM SUPER PRODUCTIONS INC. DE
MGM TELEVISION AUSTRALIA INC. DE
MGM TELEVISION ENTERTAINMENT INC. DE
MGM.COM INC. DE
MGM/UA, INC. DE
MIDNIGHT BLUE PRODUCTIONS, INC. CA
MUSICWAYS, INC. CA
NINETEEN LEASING CORPORATION DE
NSNA CO. DE
OMEGA LIBRARY COMPANY, INC. DE
OPC MUSIC PUBLISHING, INC. CA
ORION FILM CLASSICS COMPANY DE
ORION HOME ENTERTAINMENT CORPORATION DE
ORION MUSIC PUBLISHING, INC. CA
ORION PICTURES CORPORATION DE

ORION PICTURES DISTRIBUTION CORPORATION DE
ORION PICTURES LIBRARY ACQUISITION CO., INC. DE
ORION TV PRODUCTIONS, INC. NY
P & F ACQUISITION CORP. DE
PARTNERSHIP PICTURE CORP. NY
PATHE ENTERTAINMENT MOVIESONGS, INC. CA
PATHE ENTERTAINMENT MUSIC, INC. CA
PATHE FILMS, INC. NY
PATHE RELEASING CORP. NY
PATHE TS, INC. DE
PFE LIBRARY ACQUISITION COMPANY, INC. DE
PURPLE PHOTOPLAYS, INC. NY
RED CORNER PRODUCTION INC. DE
SEVENTEEN LEASING CORPORATION DE
SIGMA LIBRARY COMPANY, INC. DE
SINGLES PRODUCTIONS, INC. CA
TANGLED WEB PRODUCTIONS, INC. DE
TARYN PRODUCTIONS, INC. CA
THE AZIMUTH COMPANY, INC. WI
THE MIRISCH CORPORATION OF DELAWARE DE
THE WAR AT HOME PRODUCTIONS, INC. CA
THREE PICTURES CORPORATION DE
U.A. OF BRAZIL, INC. DE
U/A MUSIC INC. DE
UNITED ARTISTS CHINA, INC. DE
UNITED ARTISTS CORPORATION DE
UNITED ARTISTS CORPORATION OF EGYPT DE
UNITED ARTISTS CORPORATION OF PUERTO RICO DE
UNITED ARTISTS EUROPA, INC. DE
UNITED ARTISTS FILMS COMPANY CA
UNITED ARTISTS FILMS INC. DE
UNITED ARTISTS FILMS (MR. ACCIDENT) INC. DE
UNITED ARTISTS FILMS LIMITED U.K.
UNITED ARTISTS MUSIC (BELGIUM), INC. DE
UNITED ARTISTS MUSIC INC. DE
UNITED ARTISTS OVERSEAS, INC. DE
UNITED ARTISTS PICTURES INC. DE
UNITED ARTISTS PRODUCTIONS INC. DE
UNITED ARTISTS RECORDS INC. DE
UNITED ARTISTS TELEVISION CORP. DE
UNITED LION MUSIC, INC. DE
VENTURA/GLORIA FILMS INC. DE
VIRGIN VISION CA
WARHART PRODUCTION INC. DE
WEBSPINNER, INC. DE
WIZARD VIDEO, INC. CA
ZETA LIBRARY COMPANY, INC. DE
BALMEDIE PTY, LTD Australia
BUCKMINSTER MUSIC, LTD. England
CAMBRIDGE HOLDINGS LTD U.K.
CANADIAN ACQUISITION CORPORATION Canada
CANNON DREAMAXE LTD U.K.

CANNON FILM DISTRIBUTION NEDERLAND B.V. Netherlands
CANNON FILM DISTRIBUTION V.O.F. Holland
CANNON FILM DISTRIBUTORS (UK) LTD U.K.
CANNON FILM FINANCE LTD U.K.
CANNON FILM SALES LTD U.K.
CANNON INTERNATIONAL B.V. Netherlands
CANNON INTERNATIONAL V.O.F. Holland
CANNON IRISBOOK LTD U.K.
CANNON MUSIC LTD U.K.
CANNON NEXTLOW LIMITED U.K.
CANNON S.E. INTERNATIONAL LTD U.K.
CANNON SCREEN ENTERTAINMENT (HOLDINGS) LTD U.K.
CANNON SCREEN ENTERTAINMENT NV/SA Belgium
EMPIRE STUDIOS SRL Italy
HART VERWALTUNGS-GmbH Germany
LES ARTISTES ASSOCIES S.A. France
LES PRODUCTIONS ARTISTES ASSOCIES S.A. France
LONDON CANNON FILMS LTD U.K.
MAUBEE PRODUCTIONS, LIMITED Jamaica
METRO-GOLDWYN-MAYER FILMAATSCHAPPIJ B.V. Holland
METRO-GOLDWYN-MAYER HOLDINGS LTD. (CANADA) Canada
METRO-GOLDWYN-MAYER IBERICA S.A. Spain
METRO-GOLDWYN-MAYER INTERNATIONAL INC. (PANAMA) Panama
METRO-GOLDWYN-MAYER SOUTH AMERICA B.V. Holland
MGM FILMS (CYPRUS) LIMITED Cyprus
MGM HOME ENTERTAINMENT (Europe) LIMITED U.K.
MGM HUNGARY BUSINESS SERVICES Kft Hungary
MGM INTERNATIONAL B.V. Holland
MGM NEDERLAND B.V. Holland
MGM PRODUCTION SERVICES (B.C.) LTD. Canada
MGM PRODUCTION SERVICES (Canada) LIMITED Canada
MGM TELECOMMUNICATIONS (FRANCE) S.A.R.L. France
MGM TELEVISION (EUROPE) LIMITED England
MGM/UA HOME ENTERTAINMENT GROUP (Canada) LTD Canada
MGM/UA HOME VIDEO (UK) LTD U.K.
MINTAKA FILMS, B.V. Netherlands
ORION PICTURES DISTRIBUTION (CANADA) INC. Canada
PACIFIC LION TELEVISION (H.K.) LIMITED Hong Kong
PATHE ENTERTAINMENT N.V. Netherlands Antille
PATHE INTERNATIONAL B.V. Holland
PRODUZIONI ASSOCIATE DELPHOS SARL Italy
UNITED ARTISTS (Australasia)(Proprietary) LIMITED Australia
UNITED ARTISTS CORPORATION GmbH Germany
UNITED ARTISTS CORPORATION LIMITED (UK) England
UNITED ARTISTS CORPORATION (SouthAfrica)(Proprietary) LIMITED So. Africa UNITED ARTISTS FILMS LIMITED U.K.
UNITED ARTISTS MUSIC DE MEXICO S.A. Mexico
UNITED ARTISTS SCREEN ENTERTAINMENT LTD U.K.
WAR FILMPRODUKTIONSGESELLSCHAFT mbH Germany